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             THIRD AMENDMENT TO CREDIT AGREEMENT

       THIS   THIRD  AMENDMENT  TO  CREDIT  AGREEMENT  (this
"Amendment") is among: ENSERCH EXPLORATION, INC., a corporation formed under the laws of the State of Texas (the "Company"); each of the Lenders (as defined in the Credit Agreement as hereafter defined) that is a signatory hereto; THE CHASE MANHATTAN BANK, a New York banking corporation (in its individual capacity, "Chase"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); as auction agent for the Lenders (in such capacity, together with its successors in such capacity, the "Auction Agent"); and as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent"); CITIBANK, N.A., a national banking association (in its individual capacity, "Citibank") and as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the "Documentation Agent"); and the Bank of New York, The Bank of Nova Scotia, Bankers Trust Company, Canadian Imperial
Bank of Commerce, The First National Bank of Chicago, NationsBank of Texas, N.A. and Royal Bank of Canada as co-agents (in such capacity, together with their successors in such capacity, the "Co-Agents").

                          RECITALS

      A. The Company, the Agents, and the Lenders have entered into the certain Credit Agreement dated as of May 1, 1995 (the "Original Credit Agreement"), as amended by the First Amendment to the Credit Agreement dated as of
September 16, 1996 (the "First Amendment") and further amended by the Second Amendment to Credit Agreement dated as of June 27, 1997 (the "Second Amendment"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Company upon the terms and conditions as provided therein (the Original Credit Agreement, the First Amendment and the Second Amendment are collectively hereinafter referred to as the "Credit Agreement"); and

      B. The Company, the Agents, and the Lenders now desire to make certain amendments to the Credit Agreement.

     NOW,  THREFORE,  in consideration of the  premises  and
other   good  and  valuable  consideration  and  the  mutual
benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

     1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

          2. Section 9.06 of the Credit Agreement is deleted in its entirety and replaced with the following:

          Section 9.06 Mergers, Etc. Neither the Company nor any Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person ("Disposition") unless (i) no Default exists or would result from such merger or Disposition and (ii) for any merger, the Company (if a party to such merger) or a Subsidiary (if the Company is not a party to such merger) is the survivor, or for any merger or Disposition, if the surviving Person or acquiring Person is not the Company or a Subsidiary, such surviving Person or acquiring Person assumes the Indebtedness and all other obligations of the Company or such Subsidiary under the Loan Documents and is approved by the Majority Lenders.

           3.    Section  1.02  of the Credit  Agreement  is
hereby        supplemented,       where       alphabetically
appropriate, with the addition of the following:

          "Third Amendment" shall mean that certain Third
     Amendment to Credit Agreement as of September 25, 1997, among the Company, the Lenders, and the Agents.

           4. This Amendment shall become binding on the Lenders when , and only when, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent or its counsel:

               (a) counterparts of this Amendment executed by the Company, the Agents and the Majority Lenders;

                (b)   a certificate of the Secretary  or  an
     Assistant Secretary of the Company setting forth resolutions of its board of directors with respect to the authorization of the Company to execute, deliver and perform this Amendment; and

                (c)   such  other documents  as  it  or  its
     counsel may reasonably request.

            5.     The  parties  hereto  hereby  acknowledge
and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

           6. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY , AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

          7. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.



                 [SIGNATURES BEGIN ON NEXT PAGE]
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IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of September 25, 1997.

COMPANY:                      ENSERCH EXPLORATION, INC.


                              By:___________________________
                              Name: ________________________
                              Title: _________________________


LENDER ADN ADMINISTRATIVE AGENT,   THE CHASE MANHATAN BANK
SYNDICATION AGENT AND
AUCTION AGENT:
                              By:___________________________
                              Name: ________________________
                              Title:_________________________


LENDER AND DOCUMENTATION      CITIBANK, N.A.
AGENT:

                              By:___________________________
                              Name: ________________________
                              Title:_________________________


LENDERS:                      THE BANK OF NEW YORK


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              THE BANK OF NOVA SCOTIA


                              By:___________________________
                              Name: ________________________
                              Title:_________________________

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                              BANKERS TRUST COMPANY

                              By:___________________________
                              Name: ________________________
                              Title:_________________________



                              CANADIAN IMPERIAL BANK OF
                              COMMERCE


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              THE FIRST NATIONAL BANK OF
                              CHICAGO


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              NATIONSBANK OF TEXAS, N.A.


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              ROYAL BANK OF CANADA


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              CAISSE NATIONALE DE CREDIT
                              AGRICOLE

                              By:___________________________
                              Name: ________________________
                              Title:_________________________

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                              THE FUJI BANK, LTD.


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              THE INDUSTRIAL BANK OF JAPAN
                              TRUST COMPANY


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              THE LONG-TERM CREDIT BANK OF
                              JAPAN, LTD.


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              MELLON BANK, N.A.


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              THE SANWA BANK, LIMITED


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              TORONTO DOMINION (TEXAS), INC.


                              By:___________________________
                              Name: ________________________
                              Title:_________________________
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                              UNION BANK OF SWITZERLAND
                              HOUSTON AGENCY

                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              THE  BANK OF TOKYO-MITSUBISHI, LTD.


                              By:___________________________
                              Name: ________________________
                              Title:_________________________


                              DRESDNER BANK AG NEW YORK AND
                              GRAND CAYMAN BRANCHES


                              By:___________________________
                              Name: ________________________
                              Title:_________________________



                              CREDIT   LYONNAIS   NEW   YORK
                              BRANCH


                              By:___________________________
                              Name: ________________________
                              Title:_________________________

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